Long-Term Debt	9 Months Ended
Sep. 30, 2021
Debt Disclosure [Abstract]
Debt Disclosure	Long-Term Debt

	As at	As at
	September 30, 2021	December 31, 2020
	$	$
Revolving credit facility due through 2024	326,167	185,000
Term loan due in 2023	56,146	64,568
Total principal	382,313	249,568
Less: unamortized discount and debt issuance costs	(4,784)	(6,607)
Total debt	377,529	242,961
Less: current portion	(34,399)	(10,858)
Long-term portion	343,130	232,103

As at September 30, 2021, the Company had one revolving credit facility (or the 2020 Revolver), which, as at such date, provided for aggregate borrowings of up to $391.2 million (December 31, 2020 - $438.4 million), of which $65.0 million (December 31, 2020 - $253.4 million) was undrawn. Interest payments are based on LIBOR plus a margin, which was 2.40% as at September 30, 2021 (December 31, 2020 - 2.40%). The total amount available under the 2020 Revolver decreases by $44.2 million (remainder of 2021), $80.4 million (2022), $65.3 million (2023) and $201.3 million (2024). The 2020 Revolver is collateralized by 30 of the Company's vessels, together with other related security.

As at September 30, 2021, the Company also had one term loan (or the 2020 Term Loan) outstanding, which totaled $56.1 million (December 31, 2020 - $64.6 million). Interest payments are based on LIBOR plus a margin, which was 2.25% as at September 30, 2021 (December 31, 2020 - 2.25%). The term loan reduces in quarterly payments and has a balloon repayment due at maturity in 2023. The 2020 Term Loan is collateralized by four of the Company's vessels, together with other related security.

The 2020 Revolver and the 2020 Term Loan require the Company to maintain a minimum hull coverage ratio of 125% of the total outstanding drawn balance and 125% of the total outstanding principal balance, respectively, for the facility periods. Such requirements are assessed on a semi-annual basis with reference to vessel valuations compiled by two or more agreed upon third parties. Should the ratios drop below the required amounts, the lender may request that the Company either prepay a portion of the loan in the amount of the shortfall or provide additional collateral in the amount of the shortfall, at the Company's option. As at September 30, 2021, the hull coverage ratios were 212% and 177% for the 2020 Revolver and 2020 Term Loan, respectively. A decline in the tanker market could negatively affect these ratios. In addition, the Company is required to maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of the greater of $35.0 million and at least 5% of the Company's total consolidated debt and obligations related to finance leases. As at September 30, 2021, the Company was in compliance with all covenants in respect of the 2020 Revolver and the 2020 Term Loan.

The weighted-average interest rate on the Company’s long-term debt as at September 30, 2021 was 2.5% (December 31, 2020 - 2.6%). This rate does not reflect the effect of the Company’s interest rate swap agreement (see note 8).

The aggregate annual long-term debt principal repayments required to be made by the Company under the 2020 Revolver and the 2020 Term Loan subsequent to September 30, 2021 are $2.8 million (remainder of 2021), $70.8 million (2022), $107.4 million (2023) and $201.3 million (2024).